UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
October 31, 2006

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (217) 523-3600	37-0211380
333-56594	Ameren Energy Generating Company (Illinois Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	37-1395586

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02 Termination of a Material Definitive Agreement.

Reference is made to Note 14 - Related Party Transactions under Part II, Item 8 in the Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and Note 7 - Related Party Transactions under Part I, Item 1 in the Form 10-Q for the quarterly period ended June 30, 2006, of registrant Ameren Corporation (“Ameren”) and its registrant subsidiaries, Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), and Ameren Energy Generating Company (“Genco”) (collectively, the “registrants”), for a discussion of the electric power supply agreement (the “Genco-Marketing Company PSA”) between Genco and Ameren Energy Marketing Company (“Marketing Company”), an indirect subsidiary of Ameren and an affiliate of CIPS and Genco. Reference is also made to Risk Factors under Part I, Item 1A in the registrants’ Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and Note 2 - Rate and Regulatory Matters under Part I, Item 1, Outlook under Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Risk Factors under Part II, Item 1A in the registrants’ Form 10-Q for the quarterly period ended June 30, 2006, for a discussion of power procurement after the current Illinois electric utility rate freeze expires on January 1, 2007 and power supply agreements expire on December 31, 2006. The Genco-Marketing Company PSA as last amended and restated on March 30, 2001 (filed as Exhibit 10.1 to Ameren’s Form 10-Q for the quarterly period ended March 31, 2001) provides for the sale by Genco to Marketing Company of all of the energy and capacity available from Genco’s electric generating facilities. The Genco-Marketing Company PSA is used in substantial part to allow Marketing Company to obtain the energy and capacity it is obliged to provide to CIPS under a separate power supply agreement (the “Marketing Company-CIPS PSA”) between Marketing Company and CIPS (filed as Exhibit 10.2 to Ameren’s Form 10-Q for the quarterly period ended March 31, 2001). CIPS in turn uses this energy and capacity to serve its retail customer load and for other purposes. The Marketing Company-CIPS PSA will expire under its express terms on December 31, 2006.

The Genco-Marketing Company PSA established no specific termination date for the agreement but provided either party the right to terminate it on one year’s notice. The Genco-Marketing Company PSA may be terminated earlier by mutual consent of the parties.

With the December 31, 2006 expiration of the Marketing Company-CIPS PSA that is supported by energy and capacity supplied under the Genco-Marketing Company PSA, Genco and Marketing Company on October 31, 2006, mutually consented to waive the one year termination notice requirement of the Genco-Marketing Company PSA and agreed to terminate it on December 31, 2006. This action will require acceptance by the Federal Energy Regulatory Commission.

ITEM 2.02 Results of Operations and Financial Condition.

On November 3, 2006, Ameren issued a press release announcing its earnings for the quarterly period ended September 30, 2006. The press release is attached as Exhibit 99.1 and is incorporated herein by reference. The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the registrants under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.

The information contained in Exhibit 99.2 shall be deemed filed for purposes of Section 18 of the Exchange Act and shall be deemed to be incorporated by reference into any filing of Ameren (but not any of the other registrants) under the Securities Act or the Exchange Act.

ITEM 8.01 Other Events.

In its press release dated November 3, 2006, Ameren disclosed the following unaudited consolidated financial statements: Statement of Income for the three months and nine months ended September 30, 2006 and September 30, 2005, Statement of Cash Flows for the nine months ended September 30, 2006 and September 30, 2005 and Balance Sheet at September 30, 2006 and December 31, 2005. The foregoing unaudited consolidated financial statements are attached as Exhibit 99.2 and Ameren hereby incorporates such consolidated financial statements by reference into this Item 8.01 of this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Title:
99.1	Press release regarding earnings for the quarterly period ended September 30, 2006, issued on November 3, 2006 by Ameren Corporation.
99.2 *
Ameren Corporation’s Unaudited Consolidated Statement of
Income for the three months and nine months ended
September 30, 2006 and September 30, 2005, Unaudited
Consolidated Statement of Cash Flows for the nine months
ended September 30, 2006 and September 30, 2005 and
Unaudited Consolidated Balance Sheet at September 30, 2006
and December 31, 2005.

_______________________________________________

This combined Form 8-K is being filed separately by each registrant. Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

* Exhibit 99.2 is intended to be deemed filed rather than furnished pursuant to General Instructions B.2 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

AMEREN ENERGY GENERATING COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

Date: November 3, 2006

Exhibit Index

Exhibit Number:	Title:
99.1	Press release regarding earnings for the quarterly period ended September 30, 2006, issued on November 3, 2006 by Ameren Corporation.
99.2 *
Ameren Corporation’s Unaudited Consolidated Statement of
Income for the three months and nine months ended
September 30, 2006 and September 30, 2005, Unaudited
Consolidated Statement of Cash Flows for the nine months
ended September 30, 2006 and September 30, 2005 and
Unaudited Consolidated Balance Sheet at September 30, 2006
and December 31, 2005.

* Exhibit 99.2 is intended to be deemed filed rather than furnished pursuant to General Instructions B.2 of Form 8-K.